                                                                    EXHIBIT 5.02



                                September 25, 1996



Hartford Capital II
c/o ITT Hartford Group, Inc.
Hartford Plaza
Hartford, Connecticut 06115


          Re:  Hartford Capital II
               -------------------


Ladies and Gentlemen:

          We have acted as special Delaware counsel for Hartford Capital II, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated October 25, 1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on October 25, 1995;

          (b) The Trust Agreement of the Trust, dated as of October 25, 1995, between ITT Hartford Group, Inc., a Delaware corporation ("ITT Hartford"), and the trustees of the Trust named therein;

          (c) The Registration Statement on Form S-3 and Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (No. 33-98014) (collectively, the "Registration Statement"), including a preliminary prospectus (the "Prospectus"),

Hartford Capital II
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 2


relating to the ____% Cumulative Quarterly Income Preferred Securities of the Trust, Series A, representing preferred undivided beneficial interests in the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as filed by ITT Hartford, the Trust and others as set forth therein with the Securities and Exchange Commission;

          (d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among ITT Hartford, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the Trust (the "Trust Agreement"), attached as an exhibit to the Registration Statement; and

          (e) A Certificate of Good Standing for the Trust, dated August 12, 1996, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed above, and we have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us,
(iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to

Hartford Capital II
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 3


perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us,
(vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C.

Section 3801, et seq.
              -- ---

          2. The issuance and sale by the Trust of the Series A Preferred Securities has been duly authorized by all necessary action on the part of the Trust.

          3. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 4 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits provided by the Trust Agreement.

          4. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

Hartford Capital II
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 4


          We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                              Very truly yours,



                              /s/ Richards, Layton & Finger

EAM/JLJ/aet

                                September 25, 1996



Hartford Capital III
c/o ITT Hartford Group, Inc.
Hartford Plaza
Hartford, Connecticut 06115


          Re:  Hartford Capital III
               --------------------


Ladies and Gentlemen:

          We have acted as special Delaware counsel for Hartford Capital III, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated October 25, 1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on October 25, 1995;

          (b) The Trust Agreement of the Trust, dated as of October 25, 1995, between ITT Hartford Group, Inc., a Delaware corporation ("ITT Hartford"), and the trustees of the Trust named therein;

          (c) The Registration Statement on Form S-3 and Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (No. 33-98014) (collectively, the "Registration Statement"), including a preliminary prospectus (the "Prospectus"),

Hartford Capital III
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 2


relating to the ____% Cumulative Quarterly Income Preferred Securities of the Trust, Series A, representing preferred undivided beneficial interests in the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as filed by ITT Hartford, the Trust and others as set forth therein with the Securities and Exchange Commission;

          (d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among ITT Hartford, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the Trust (the "Trust Agreement"), attached as an exhibit to the Registration Statement; and

          (e) A Certificate of Good Standing for the Trust, dated August 12, 1996, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed above, and we have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us,
(iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to

Hartford Capital III
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 3


perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us,
(vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C.
                                                                       -------
Section 3801, et seq.
              -- ---

          2. The issuance and sale by the Trust of the Series A Preferred Securities has been duly authorized by all necessary action on the part of the Trust.

          3. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 4 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits provided by the Trust Agreement.

          4. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

Hartford Capital III
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 4


          We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                              Very truly yours,



                              /s/ RICHARDS, LAYTON & FINGER

EAM/JLJ/aet

                                September 25, 1996



Hartford Capital IV
c/o ITT Hartford Group, Inc.
Hartford Plaza
Hartford, Connecticut 06115


          Re:  Hartford Capital IV
               -------------------


Ladies and Gentlemen:

          We have acted as special Delaware counsel for Hartford Capital IV, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated October 25, 1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on October 25, 1995;

          (b) The Trust Agreement of the Trust, dated as of October 25, 1995, between ITT Hartford Group, Inc., a Delaware corporation ("ITT Hartford"), and the trustees of the Trust named therein;

          (c) The Registration Statement on Form S-3 and Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (No. 33-98014) (collectively, the "Registration Statement"), including a preliminary prospectus (the "Prospectus"),

Hartford Capital IV
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 2



relating to the ____% Cumulative Quarterly Income Preferred Securities of the Trust, Series A, representing preferred undivided beneficial interests in the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as filed by ITT Hartford, the Trust and others as set forth therein with the Securities and Exchange Commission;

          (d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among ITT Hartford, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the Trust (the "Trust Agreement"), attached as an exhibit to the Registration Statement; and

          (e) A Certificate of Good Standing for the Trust, dated August 12, 1996, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed above, and we have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us,
(iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to

Hartford Capital IV
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 3


perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us,
(vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C.
                                                                       -------
Section 3801, et seq.
              -- ---

          2. The issuance and sale by the Trust of the Series A Preferred Securities has been duly authorized by all necessary action on the part of the Trust.

          3. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 4 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits provided by the Trust Agreement.

          4. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated to make payments as set forth in the Trust Agreement.

Hartford Capital IV
c/o ITT Hartford Group, Inc.
September 25, 1996
Page 4


          We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                              Very truly yours,



                              /s/ RICHARDS, LAYTON & FINGER
EAM/JLJ/aet